Business Acquisition (Tables)	12 Months Ended
Dec. 31, 2020
LCP Edge Intermediate, Inc. [Member]
Summary of Estimated Fair Values Assigned to Assets

The following table summarizes the estimated fair values assigned to the assets acquired at the date of acquisition:

(in thousands)	Estimated Fair Value
Inventory	$1,193
Property and equipment	23
Intangible assets	1,359

Net assets acquired	$2,575
Goodwill	347

Total consideration	$2,922